EXHIBIT 10.12


                                       FTC
                                COMMERCIAL CORP.



As of October 31, 2005


Antik Denim, LLC
5804 E. Slauson Avenue
Commerce, CA 90040

Ladies and Gentlemen:

         This Amendment "2" to Inventory Loan Facility Agreement (this "Amendment") is entered into as of October 31, 2005 by and between FTC COMMERCIAL CORP. ("FTC", "we" or "us") and ANTIK DENIM, LLC ("Client" or "you"), with reference to the following:

         A. FTC and Client are parties to an Inventory Loan Facility Agreement dated as of July 25, 2005 (as amended, the "Facility Agreement"), the provisions of which are incorporated into this Amendment.

         B. FTC and Client desire to amend the Facility Agreement, effective as of the date hereof, as set forth herein.

         NOW, THEREFORE, the parties agree as follows:

         1.       Initially   capitalized   terms  used  herein  which  are  not
                  otherwise defined shall have the meanings assigned to them in the Facility Agreement.

         2.       The  first   paragraph   which   follows  the   definition  of
                  "Obligations" is amended in its entirety to read as follows:

                  This Agreement shall confirm our mutual understanding and agreement that, subject to the terms and conditions of the Company Agreements, and provided that no default or Event of Default under any of the Company Agreements and no termination of the Factoring Agreement has occurred, FTC may, in its sole and absolute discretion, extend an inventory loan facility to the Company in an aggregate principal amount outstanding at any time not to exceed the lesser of (a) the Inventory Base or
                  (b) up to $1,500,000 minus (i) the aggregate amount of then outstanding inventory loans made to Taverniti So Jeans, LLC ("Taverniti") under the Inventory Loan Facility between Taverniti and FTC dated as of October 31, 2005 (as amended, the "Taverniti Facility Agreement") and MINUS (ii) the aggregate amount of then outstanding inventory loans made to Blue Holdings, Inc. ("BHI") under the Inventory Loan Facility between BHI and FTC dated July 25, 2005 (as amended, the "BHI Facility Agreement"). The interest rate charged on outstanding inventory loans under this Agreement will be the same rate charged in Section 23 of the Factoring Agreement and will be calculated, computed and payable in accordance with the provisions of Section 23.


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         3.       The   following   paragraph  is  added  after  the   paragraph
                  referenced in subpart 2 above of this Amendment:

                  This Agreement shall terminate, at FTC's discretion, on the date which is the earlier to occur of: (a) the date on which a default or Event of Default occurs under this Agreement, the Company Agreements, the Factoring Agreement between FTC and Taverniti dated November 22, 2004 (as amended, the "Taverniti Factoring Agreement"), the Taverniti Facility Agreement or any of the other agreements between Taverniti and FTC (collectively, the "Taverniti Agreements"), or the Factoring Agreement between FTC and BHI dated July 25, 2005 (as amended, the "BHI Factoring Agreement"), the BHI Facility Agreement or any of the other agreements between BHI and FTC (collectively, the "BHI Agreements"); or (b) the date on which the Factoring Agreement, the BHI Factoring Agreement or the Taverniti Factoring Agreement is terminated in accordance with the notice provisions thereof.

         4. Subpart (i) of the paragraph which begins "In order to induce FTC to extend the foregoing inventory loan facility to the Company" is amended in its entirety to read as follows:

                  i. The Company shall, no later than twenty-one (21) days after the end of each month, provide to FTC: (a) an Inventory Certification or designation in the form attached hereto as "Attachment A" or in such other form as is acceptable to FTC;
                  (b) an aging of all Inventory as of the end of such month, in form and substance acceptable to FTC; and (c) a report detailing the fabrics, the finished goods Inventory available for sale, and the finished goods Inventory sold, in each case as of the end of such month, in form and substance acceptable to FTC.

         5. Subpart (ii) of the paragraph which begins "The inventory loan facility outlined in this Agreement shall be subject to" is amended in its entirety to read as follows:

                  ii. No default or Event of Default under this Agreement, the Company Agreements, the Taverniti Agreements or the BHI Agreements shall have occurred or would occur as a result of any extension of credit under the facility described herein.

         6. The third sentence of the paragraph which begins "Nothing herein shall be construed as limiting or modifying in any way any of FTC's rights" is amended to read as follows:

                  The failure of the Company to perform any of the terms and conditions of this Agreement or the breach of any of the representations or warranties contained in this Agreement shall constitute a default or an Event of Default under the Company Agreements, the Taverniti Agreements and the BHI Agreements and the failure to perform any of the terms and conditions of, or the breach of any of the representations or warranties contained in, the Company Agreements, the Taverniti Agreements or the BHI Agreements the shall constitute a default under this Agreement.

         7. The following sentence is added at the end of the paragraph which begins "Nothing herein shall be construed as limiting or modifying in any way any of FTC's rights":

                  Without limiting any of FTC's rights under the Factoring Agreement, the Taverniti Factoring Agreement and the BHI Factoring Agreement (collectively, the "Related Factoring


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


                  Agreements") to establish such reserves as FTC deems necessary, including reserves for concentration accounts, recourse accounts, disputed accounts, and non-disputed accounts, a default shall occur under this Agreement and the Company Agreements if (i) at the end of any fiscal quarter thirty percent (30%) or more of the aggregate outstanding unpaid accounts assigned to FTC under the Related Factoring Agreements are sixty (60) or more days past due and/or (ii) at the end of any fiscal quarter the aggregate amount of accounts charged back by FTC under the Related Factoring Agreements during such fiscal quarter is equal to or greater than thirty percent (30%) or more of the aggregate amount of accounts assigned to FTC under the Related Factoring Agreements during such fiscal quarter.

         8. Except as amended hereby, the Facility Agreement shall remain in full force and effect and unmodified. Client hereby reaffirms each and every one of Client's representations, warranties and covenants under the Facility Agreement.

         9. Any reference in the Facility Agreement to "this Agreement", "herein", "hereunder" or words of similar meaning shall mean the Facility Agreement as amended by this Amendment.

         10. Client hereby represents and warrants to FTC that this Amendment has been duly authorized by all necessary action on the part of Client and constitutes a valid and legally binding obligation of Client, enforceable against Client in accordance with its terms.

         11. This Amendment shall be governed by the laws of the State of California without regard to the conflicts of law principles thereof.

         12. The Facility Agreement, as amended by this Amendment, constitutes the entire agreement between Client and FTC as to the subject matter hereof and may not be altered or amended except by written agreement signed by Client and FTC. No provision hereof may be waived by FTC except upon written waiver executed by FTC.

         13. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         Sincerely,                            AGREED:

         FTC COMMERCIAL CORP.                  ANTIK DENIM, LLC


         By: /s/ Kenneth L. Wengrod            By:  /s/ Patrick Chow
            --------------------------            ----------------------------
         Name:   Kenneth L. Wengrod            Name:    Patrick Chow
         Title:  President                     Title:   CFO


                    AGREEMENT AND REAFFIRMATION BY GUARANTOR

The undersigned has executed a Guaranty dated October 18, 2004 (the "Guez Guaranty") in connection with the Factoring Agreement between ANTIK DENIM, LLC (the "Company") and FTC COMMERCIAL CORP. ("FTC") dated October 18, 2004 , the Inventory Loan Facility Agreement between the Company and FTC dated July 25, 2005 and various related instruments and documents (collectively, the "Company Agreements"). The undersigned agrees that the Guez Guaranty shall apply to all obligations of the Company under the above Amendment and the Company Agreements.


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


The undersigned hereby reaffirms the Guez Guaranty and agrees that no provisions of the above Amendment shall in any way limit any of the terms or provisions of the Guez Guaranty or any other documents executed by the undersigned in favor of FTC, all of which are hereby ratified and affirmed and the same shall continue in full force and effect in accordance with the provisions hereof.

                           /s/ Paul Guez
                           ----------------------------
                           Paul Guez


                    AGREEMENT AND REAFFIRMATION BY GUARANTOR

The undersigned has executed a Guaranty dated October 18, 2004 (the "Trust Guaranty") in connection with the Factoring Agreement between ANTIK DENIM, LLC (the "Company") and FTC COMMERCIAL CORP. ("FTC") dated October 18, 2004 , the Inventory Loan Facility Agreement between the Company and FTC dated July 25, 2005 and various related instruments and documents (collectively, the "Company Agreements"). The undersigned agrees that the Trust Guaranty shall apply to all obligations of the Company under the above Amendment and the Company Agreements.

The undersigned hereby reaffirms the Trust Guaranty and agrees that no provisions of the above Amendment shall in any way limit any of the terms or provisions of the Trust Guaranty or any other documents executed by the undersigned in favor of FTC, all of which are hereby ratified and affirmed and the same shall continue in full force and effect in accordance with the provisions hereof.

                           The Paul and Elizabeth Guez Living Trust dated February 13, 1998

                           /s/ Paul Guez
                           ----------------------------
                           Paul Guez, Trustee

                           /s/ Elizabeth Guez
                           ----------------------------
                           Elizabeth Guez, Trustee


                    AGREEMENT AND REAFFIRMATION BY GUARANTOR

The undersigned has executed a Guaranty dated July 25, 2005 (the "BHI Guaranty") in connection with the Factoring Agreement between ANTIK DENIM, LLC (the "Company") and FTC COMMERCIAL CORP. ("FTC") dated October 18, 2004 , the Inventory Loan Facility Agreement between the Company and FTC dated July 25, 2005 and various related instruments and documents (collectively, the "Company Agreements"). The undersigned agrees that the BHI Guaranty shall apply to all obligations of the Company under the above Amendment and the Company Agreements and that such obligations shall be secured by a first lien on and security interest in all of the assets of the undersigned in which the undersigned has granted FTC a security interest.

The undersigned hereby reaffirms the BHI Guaranty and agrees that no provisions of the above Amendment shall in any way limit any of the terms or provisions of the BHI Guaranty or any other documents executed by the undersigned in favor of FTC, all of which are hereby ratified and affirmed and the same shall continue in full force and effect in accordance with the provisions hereof.

                           BLUE HOLDINGS, INC.


                           By:  /s/ Patrick Chow
                              ----------------------------
                           Print Name:  Patrick Chow
                           Title:       CFO


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